UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue,  Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781) 332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 — Financial Information

Item 2.02 - Results of Operations and Financial Condition

On January 3, 2019, Chase Corporation (the “Company”) announced its first quarter results for the fiscal year ending August 31, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 5 - Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chase Corporation announced on January 3, 2019 that, as part of the Company’s succession plan, effective with its annual shareholders’ meeting scheduled for February 5, 2019, and subject to final board approval at that time, Christian J. Talma, its current Chief Accounting Officer will be named Chief Financial Officer, and Kenneth J. Feroldi, its current Treasurer and Chief Financial Officer, will continue in his role of Treasurer and remain an executive and employee of the Company.

Section 9 — Financial Statements and Exhibits

Item 9.01  - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on January 3, 2019 announcing its first quarter of fiscal year 2019 financial results.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Chase Corporation on January 3, 2019 announcing its first quarter of fiscal year 2019 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: January 4, 2019	By:	/s/ Christian J. Talma
Christian J. Talma
Chief Accounting Officer